FIRST AMENDMENT
TO REVOLVING LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 9th day of March, 2010, by and between (i) WorldGate Communications, Inc., a Delaware corporation, WorldGate Service, Inc., a Delaware corporation, WorldGate Finance, Inc., a Delaware corporation, Ojo Services LLC, a Pennsylvania limited liability company, and Ojo Video Phones LLC, a Pennsylvania limited liability company (jointly and severally, the “Borrower”), and (ii) WGI Investor LLC, a Delaware limited liability company (“Lender”).

Recitals

A.           Lender and Borrower have entered into that certain Revolving Loan and Security Agreement dated as of October 28, 2009 (as may be further amended, modified, supplemented or restated, the “Loan Agreement”).  Lender has extended credit to Borrower for the purposes permitted in the Loan Agreement.

B.           Borrower has requested that Lender amend the Loan Agreement to increase the maximum principal amount available under the Loan Agreement.

C.           In partial consideration for the amendments set forth herein, Borrower will grant to Lender a warrant to purchase up to 6,000,000 shares of Borrower’s common stock.

D.           Lender is willing to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.           Amendments to Loan Agreement.  The Loan Agreement is hereby amended as follows:

2.1           The definition of “Maximum Principal Amount” under the Loan Agreement is hereby amended to be “five million dollars ($5,000,000)”.

3.           Replacement Promissory Note.  Borrower shall execute and deliver to Lender a Revolving Promissory Note in the form attached as Exhibit A to this Amendment to replace the Note executed by Borrower pursuant to the original Loan Agreement.  Such replacement note shall constitute the Note described in the Loan Agreement, as amended hereby.

4.           Limitation of Amendments.

4.1           The amendments set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Loan Document.

4.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5.           Representations and Warranties.  To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender as follows:

5.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3           The organizational documents of Borrower delivered to Lender on or before the date of this Amendment remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

5.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.           Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.           Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Lender of this Amendment by each party hereto and (b)  Borrower’s execution and delivery to Lender of the Note in the form attached hereto as Exhibit A, duly executed and delivered by the Borrower.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:

WORLDGATE COMMUNICATIONS, INC.

By:  /s/ Christopher V. Vitale
Name:  Christopher V. Vitale
Title:  Senior Vice President, Legal and Regulatory,
  General Counsel and Secretary

WORLDGATE SERVICE, INC.

By:  /s/ Christopher V. Vitale
Name:  Christopher V. Vitale
Title:  Senior Vice President, Legal and Regulatory,
  General Counsel and Secretary

WORLDGATE FINANCE, INC.

By:  /s/ Christopher V. Vitale
Name:  Christopher V. Vitale
Title:  Senior Vice President, Legal and Regulatory,
  General Counsel and Secretary

OJO SERVICE LLC

By:   WorldGate Communications, Inc., its sole member

By:  /s/ Christopher V. Vitale
Name:  Christopher V. Vitale
Title:  Senior Vice President, Legal and Regulatory,
  General Counsel and Secretary

OJO VIDEO PHONES LLC

By:   WorldGate Communications, Inc., its sole member

By:  /s/ Christopher V. Vitale
Name:  Christopher V. Vitale
Title:  Senior Vice President, Legal and Regulatory,
  General Counsel and Secretary
LENDER: WGI INVESTOR LLC By: /s/ Robert Stevanovski Name: Robert Stevanovski Title: Manager